J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Equity Focus ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 27, 2026

to the current Summary Prospectus and Prospectus

Effective March 1, 2026, the following changes will be made to the Fund’s Summary Prospectus and Prospectus:

The fourth paragraph under the “What are the Fund’s main investment strategies?” section of the Fund’s Summary Prospectus and Prospectus and under the “More About the Funds – Additional Information About the Funds’ Investment Strategies – Equity Focus ETF” section of the Fund’s Prospectus shall be deleted and replaced with the following:

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for investments in certain securities. The Fund may use derivatives, primarily futures contracts, to gain exposure to its index or certain securities in its index, or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s Shares more sensitive to the economic results of those securities.

In addition, the Fund will be subject to “Significant Holdings Risk” and the following will be added under the “The Fund’s Main Investment Risks” section of the Fund’s Summary Prospectus and Prospectus and under the “More About the Funds – Investment Risks” section of the Fund’s Prospectus:

Significant Holdings Risk. Although the Fund is considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be invested in a relatively small number of securities, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. These investments increase the risk that the value of the Fund’s Shares is more sensitive to economic results of the underlying securities. The value of the Shares of the Fund may also be more volatile than a fund that allocates its investments to a larger number of smaller positions or to investments whose performance is related to a larger number of securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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